UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2019

MID-SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-38491	82-4821705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 North Water Street	47167
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (812) 883-2639

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The First Annual Meeting of Mid-Southern Bancorp, Inc. ("Company") was held on April 19, 2019.

(b)
There were a total of 3,565,196 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 3,052,342 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of stockholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors:

	FOR	WITHHELD	BROKER NON-VOTES
	No. of votes	No. of votes	No. of votes

Alexander G. Babey	1,778,662	46,310	1,227,370
Larry R. Bailey	1,570,061	254,911	1,227,370
Dana J. Dunbar	1,749,094	75,878	1,227,370
Charles W. Lamb	1,582,935	242,037	1,227,370
Kermit A. Lamb	1,585,770	239,202	1,227,370
Brent A. Rosenbaum	1,750,737	74,235	1,227,370
Trent L. Fisher	1,735,540	89,432	1,227,370
Eric A. Koch	1,747,891	77,081	1,227,370

Based on the votes set forth above, Messrs. Babey, Bailey and Dunbar were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of stockholders in 2020; Messrs. C. Lamb, K. Lamb and Rosenbaum were duly elected to serve as directors of the Company for a two year term expiring at the annual meeting of stockholders in 2021 and Messrs. Fisher and Koch were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of stockholders in 2022 and, each to serve until their respective successors have been duly elected and qualified.

Proposal 2.  Ratification of the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non-Vote
2,955,415	96.82	96,927	3.18	--	--	96,927

Based on the votes set forth above, the ratification of the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by stockholders.

(c) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-SOUTHERN BANCORP, INC.

Date: April 22, 2019	/s/Alexander G. Babey
Alexander G. Babey
President and Chief Executive Officer